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                                MT INVESTORS INC.

                 FORM OF PARTICIPANTS' SUBSCRIPTION AGREEMENT
                 --------------------------------------------

          AGREEMENT made as of [Date] by and among MT INVESTORS INC., a Delaware corporation (the "Corporation"), and each of the persons, corporations, partnerships and other entities whose names are subscribed hereto
("Subscribers").

          WHEREAS, each of the Subscribers has heretofore entered into a Commitment Agreement (individually, a "Commitment Agreement," and collectively, the "Commitment Agreements") with AEA Advisers Inc., in which such Subscriber agreed to invest in equity ownership interests in the amounts and at the times called upon (a "Call"); and

          WHEREAS, a Call has been made under the Commitment Agreements for the parties thereto to purchase up to a maximum of 1,200,000 shares of Class A Common Stock of the Corporation at $100 per share; and

          WHEREAS, the authorized capital stock of the Corporation is being increased to 2,233,117 shares of Class A Common Stock (the "Class A Stock"), 10,000 shares of Class B Common Stock (the "Class B Stock") and 532,859 shares of Class C Common Stock (the "Class C Stock"), with the respective terms and provisions set forth in the proposed form of Restated Certificate of Incorporation and the amendment thereto, which, together with the By-Laws of the Corporation, are attached hereto as Exhibit A; and

          WHEREAS, the Corporation intends to issue and sell (i) 95,000 shares of Class A Stock, 500 shares of Class B Stock and 26,643 shares of Class C Stock to Ciba-Geigy AG pursuant to a subscription agreement (the "Ciba Subscription Agreement"), (ii) 455,000 shares of Class A Stock and 130,001 shares of Class C Stock to certain other investors pursuant to subscription agreements (the "Investors' Subscription Agreements"), (iii) approximately 53,489 shares of Class A Stock and approximately 15,282 shares of Class C Stock to members of senior management of Mettler-Toledo (as defined below) or any of its affiliates, pursuant to subscription agreements (the "GMC Subscription Agreements") and (iv) approximately 94,157 shares of Class A Stock and approximately 26,902 shares of Class C Stock to other employees of Mettler-Toledo, or any of its affiliates, pursuant to subscription agreements (the "Employee Subscription Agreements," and, together with the Ciba Subscription Agreement, the Investors' Subscription Agreements and the GMC Subscription Agreements, the "Other Subscription Agreements"); and

          WHEREAS, the Corporation desires to issue and sell to the Subscribers, and the Subscribers desire to purchase, pursuant to this Agreement in fulfillment of the Call, 1,200,000 shares of the Class A Stock, the proceeds of which, together with the proceeds and other consideration from the sale of shares of the Class A Stock and the Class C Stock pursuant to the Other Subscription Agreements, will be contributed to Mettler-Toledo Holding Inc., a Delaware corporation and a direct wholly-owned subsidiary of the Corporation ("Holding"), which may in turn contribute such proceeds to MT Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of the Corporation ("Acquisition") or an assignee of Holding or Acquisition, which will enable Holding, Acquisition or such assignee to acquire all of the outstanding capital

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stock or other equity interests and certain indebtedness of the entities comprising the Mettler-Toledo Group (collectively, "Mettler-Toledo") of AG Fur Prazisionsinstrumente Greifensee, Switzerland ("Seller"), pursuant to that certain Stock Purchase Agreement, dated as of April 2, 1996, among Seller, Ciba-Geigy AG and the Corporation (the "Purchase Agreement"); and

          WHEREAS, the Corporation intends to reserve 333,117 shares of the Class A Stock for stock options or other incentive arrangements for certain members of management of Mettler-Toledo or its affiliates;

          NOW, THEREFORE, the parties agree as follows:

          Section 1. Agreement to Sell and Purchase Securities. The
Corporation agrees to sell to each Subscriber, and each Subscriber subscribes and agrees to pay for, upon the terms and conditions hereinafter set forth, that number of shares of the Class A Stock set forth on the Investment Confirmation Form attached hereto, at a purchase price of $100 per share. The shares of the Class A Stock to be purchased by the Subscribers pursuant to this Agreement are hereinafter sometimes referred to as the "Shares."

          Section 2.  Payment for Shares.

          (a) Each Subscriber, promptly after executing this Agreement, will make payment for the Shares being purchased by such Subscriber by delivering to The Bank of Nova Scotia Trust Company of New York, as Agent for the Corporation (the "Agent"), pursuant to an Agency Agreement, a copy of which is attached hereto as Exhibit B (the "Agency Agreement"), funds in the full amount of the purchase price of the Shares being purchased by such Subscriber. Each Subscriber, by executing this Agreement, approves and agrees to the provisions of the Agency Agreement and authorizes the delivery by the Corporation of such Subscriber's Shares by insured or registered mail or other means selected by the Corporation in its sole discretion.

          (b) In the event the acquisition of Mettler-Toledo pursuant to the Purchase Agreement is not consummated for any reason, the Corporation will cancel this Agreement and refund to the Subscriber the full amount paid for the Shares purchased by such Subscriber.

          Section 3. Representations and Warranties by the Corporation. The Corporation represents and warrants to the Subscribers that:

          (a) The Corporation has not carried on any business or had any revenues or income, and does not have any liabilities of any nature whatsoever, except for (i) the expenses which it has paid or incurred in connection with its incorporation, organization and financing, and for legal and audit services and any other miscellaneous expenses incident to its pre-operating period; (ii) the transactions under the Other Subscription Agreements; and (iii) liability relating to the acquisition of Mettler-Toledo.

          (b) The Corporation has delivered a copy of the confidential memorandum entitled "Executive Summary Concerning the Acquisition of the Entities Comprising the Mettler-Toledo Group by MT Investors Inc. - September 1996" (the "Memorandum") and the Preliminary Prospectus, dated September 16, 1996, which forms a part of the Registration Statement on Form S-1 filed by Acquisition and Holding with the Securities and Exchange Commission with respect to the offering of debt securities of Acquisition, to each of the Subscribers.

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          (c) The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority for the transactions contemplated by this Agreement.

          (d) In addition to the shares of the Class A Stock being purchased pursuant to this Agreement and the shares of the Class A Stock, the Class B Stock and the Class C Stock being purchased pursuant to the Other Subscription Agreements, the only other shares of any class of stock of the Corporation which are and/or will be outstanding at the date of issuance of the Shares are 9,500 shares of the Class B Stock and 333,358 shares of the Class C Stock, all of which have been duly and validly issued for nominal consideration. All of the outstanding shares of the Class B Stock will be owned by AEA and its management employees and Ciba-Geigy AG and all of the outstanding shares of the Class C Stock as of the date of issuance of the Shares will be owned by AEA, stockholders and management employees of AEA or their associates and the subscribers under the Other Subscription Agreements.

          (e) The Corporation has full power and authority to enter into this Agreement, and to issue and deliver the Shares and to incur and perform the obligations provided for herein, all of which have been duly authorized by all necessary corporate action. The execution and performance of this Agreement does not, and the issuance of the Shares will not, violate any provision of any applicable law or the Restated Certificate of Incorporation or the By-Laws of the Corporation or any agreement or instrument by which it is bound and will not result in the creation of any encumbrance or charge upon any of its assets. This Agreement constitutes the valid and legally binding obligation of the Corporation, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles.

          (f) Shares of the Class A Stock, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and non-assessable.

          (g) Except as described in the Preliminary Prospectus, there is no action, proceeding or investigation pending or, to the knowledge of the Corporation, threatened, nor is there any basis, to its knowledge, for any action, proceeding or investigation, against it or any of its properties or assets.

          Section 4. Representations and Warranties of Subscribers. Each Subscriber for himself represents, warrants and agrees that:

          (a) Such Subscriber is acquiring the Shares to be acquired by him hereunder for his own account, for investment and not with a view to the sale or distribution thereof, nor with any present intention of distributing or selling the same; subject, nevertheless, to any requirement of law that the disposition of property shall at all times be within such Subscriber's control.

          (b) Such Subscriber will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by him hereunder unless and until the same are registered under the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities law, or an exemption from such registration is available, and until the Corporation shall have received a written opinion of counsel to the Corporation that the disposition is in compliance with the requirements of the Securities Act and any applicable state securities law.

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          (c) Such Subscriber has read, reviewed and is familiar with the Memorandum, this Agreement and the exhibits attached hereto. The Subscriber acknowledges that the Corporation has offered to provide the Subscriber with such additional information about the business and financial condition of the Corporation, Mettler-Toledo and the transaction described in the Memorandum and the Purchase Agreement, as the Subscriber may deem advisable or appropriate.

          (d) Such Subscriber acknowledges and agrees that the Shares will contain an appropriate legend restricting the transfer thereof. The Shares are not registered under the Securities Act, and except as expressly provided in
Section 7 of this Agreement, the Subscriber will have no right to require such registration and must bear the economic risk of the Subscriber's investment for an indefinite period of time. There is not now and there may never be any public market for the Shares, and the Subscriber cannot now and may never be able to avail himself of the benefits of Rule 144 adopted by the Securities and Exchange Commission with respect to the resale of the Shares.

          (e) Such Subscriber has the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully his obligations hereunder. This Agreement has been duly executed and delivered and is the valid and binding obligation of the Subscriber enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles. The execution and delivery of this Agreement and the performance by the Subscriber of this Agreement in accordance with its terms and conditions will not (i) require the approval or consent of any other person, including without limitation the approval or consent of any governmental or regulatory body; or (ii) conflict with or result in any breach or violation of any of the terms and conditions of, or constitute (or with notice or lapse of time or both constitute) a default under, any statute, regulation, order, judgment or decree applicable to such Subscriber, or any instrument, contract or other agreement to which such Subscriber is a party or by or to which such Subscriber is bound or subject.

          Section 5. Opinion of Counsel. Each Subscriber shall receive, with the stock certificate for the Shares being purchased by such Subscriber, an opinion from Christine J. Smith, Esq., General Counsel of AEA, to the effect that:

              (i) The Corporation is duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority for the transactions contemplated by this Agreement;

              (ii) The Shares to be issued hereunder, when they shall have been issued and sold pursuant to this Agreement, will have been validly issued and will be outstanding, fully paid and non-assessable;

              (iii) The Corporation has full power and authority to enter into this Agreement, to issue and deliver the Shares and to incur and perform the obligations to be incurred and performed by it, all as provided for herein;

              (iv) This Agreement has been duly authorized by the Corporation and has been duly executed and delivered by it and, assuming due authorization, execution and delivery of this Agreement by each of the Subscribers, is a legal, valid and binding

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         obligation of it, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting the enforcement of creditors' rights generally or by general equitable principles and except that no opinion is expressed with respect to indemnification for securities law liabilities;

              (v) Based upon the representations contained herein and information furnished by the Corporation and by subscribers to the Corporation's stock, it is not necessary, in connection with the offer, sale and delivery of the Shares pursuant to this Agreement to register the Shares under the Securities Act as then in effect;

              (vi) The execution and performance of this Agreement does not, and the issuance by the Corporation of the Shares will not, either with the giving of notice or lapse of time or both, violate the Restated Certificate of Incorporation or the By-Laws of the Corporation or any agreement or instrument, known to such counsel, by which it is bound and will not result in the creation of any encumbrance or charge upon any of its assets; and

              (vii) To the knowledge of such counsel, there is no action, proceeding or investigation pending or threatened against the Corporation or any of its properties or assets.

                  Section 6.  Books, Records and Reports.

          (a) The Corporation shall cause to be kept on an appropriate basis, and each stockholder of the Corporation shall have access to, appropriate books, records and accounts. The books and records of the Corporation shall each be audited as of the end of each calendar year by a firm of independent public accountants of national standing selected by the Corporation.

          (b) Within 90 days of the end of each fiscal year, the Corporation shall mail to each of its stockholders a report setting forth an audited balance sheet as at the end of such fiscal year and audited statements of income and source and use of funds for such fiscal year of the Corporation, and any other information the Corporation deems necessary or desirable. The Corporation will furnish quarterly financial statements to its stockholders as requested.

          (c) The Corporation also will furnish to each of its stockholders such other information as such stockholder may from time to time reasonably request.

          Section 7.  Registration of Shares.

          7.01 Legend on Securities. Each stock certificate evidencing
Shares issued pursuant to this Agreement, including any such stock certificates representing shares issued to subsequent transferees, shall (unless otherwise permitted by this Agreement) be stamped or otherwise imprinted with a legend or legends in substantially the following form:

              "The securities represented hereby have not been registered under the Securities Act of 1933 and may not be sold, assigned, transferred, pledged or otherwise disposed of except in compliance with the requirements of such Act and until the Corporation shall

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         have received the written opinion of counsel to the
         Corporation to that effect."

         "The securities represented hereby are subject to restrictions on transfer contained in a Subscription
         Agreement, a copy of which is on file at the office of AEA

         Investors Inc."

         Each stock certificate evidencing any of the Shares described above in this Section 7.01 which bears the legend set forth above is hereinafter in this Section 7 referred to as a "Restricted Certificate."

         7.02 Transfers. Each holder of a Restricted Certificate, by acceptance thereof, agrees, prior to any offer to sell, sale or other disposition of part or all of the securities evidenced by such Restricted Certificate, to give written notice to the Corporation of such holder's intention to effect such sale or other disposition. Each such notice shall describe the manner and circumstances of the proposed sale or other disposition in sufficient detail and may be accompanied by an opinion of counsel to such holder. Promptly upon receipt of such notice, the Corporation shall present a copy thereof (together with any accompanying opinion of counsel to such holder) to its counsel, and the following provisions shall apply:

         (a) If, in the opinion of counsel to such holder, satisfactory in form and substance to the Corporation and its counsel, or if such notice was not accompanied by an opinion of counsel to such holder, then, if, in the opinion of counsel to the Corporation, the proposed sale or other disposition may be effected without registering the securities involved under the Securities Act, such holder shall be entitled to transfer such securities in accordance with the terms of the notice delivered to the Corporation. The Corporation will advise such holder, within 10 business days after submission of such notice, whether such holder is entitled to so transfer the securities. If such holder is entitled to so transfer, he shall submit the Restricted Certificate to the Corporation in proper form for transfer and accompanied by appropriate instruments of transfer. Such Restricted Certificate shall also be accompanied by an undertaking in writing by the transferee to be bound by all the terms of this Agreement. Each Restricted Certificate thus transferred (and each of the stock certificates evidencing any untransferred balance of the securities evidenced by such Restricted Certificate) shall bear the restrictive legend set forth in Section 7.01 above, unless, in the opinion of both such counsel (or counsel to the Corporation if such holder did not present an opinion of his counsel), such legend is not required by the applicable provisions of the Securities Act; and

         (b) If in the opinion of either of such counsel (or counsel to the Corporation if such holder did not present an opinion of his counsel), the proposed sale or other disposition cannot be effected without registering the securities involved under the Securities Act, such holder shall not offer to sell, sell or otherwise dispose of such securities unless and until such securities have been registered under the Securities Act for such purpose or an exemption becomes available.

         7.03  Registrations Under the Securities Act.

         (a) All shares which at the time are evidenced by Restricted Certificates and all other shares of the Class A Stock, the Class B Stock and the Class C Stock which at the time are evidenced by stock certificates bearing restrictive legends substantially similar to those set forth in Section 7.01 above pursuant to Subscription Agreements which contain or are subject to provisions substantially similar to this Section 7.03 are hereinafter in this

Section 7 referred to collectively as "Restricted Securities." As soon as practicable after receipt by the Corporation of each Qualified Request (as defined in

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subparagraph (i) below) from one or more holders of Restricted
Securities to register under the Securities Act part or all of the Restricted Securities held by such holder or holders, the Corporation will cause a Registration Statement on Form S-1 (or on Form S-2 or Form S-3 if either such form can be used) under the Securities Act, or any comparable form then in force, to be filed and shall use its best efforts to cause the Registration Statement to become effective, subject to the following:

             (i) If no securities of the Corporation theretofore have been sold pursuant to a Registration Statement under the Securities Act, a Qualified Request shall be a written request or requests to the Corporation from one or more persons who hold Restricted Securities evidencing securities which aggregate at least 51% of the sum of all outstanding shares of the Class A Stock, the Class B Stock and the Class C Stock which are then Restricted Securities. After securities of the Corporation first have been sold pursuant to a Registration Statement under the Securities Act, a Qualified Request shall be a written request or requests to the Corporation from one or more persons who hold Restricted Securities evidencing securities which aggregate at least 25% of the sum of all outstanding shares of the Class A Stock, the Class B Stock and the Class C Stock which are then Restricted Securities, and which have an estimated value of no less than $5,000,000;

             (ii) The Corporation shall give written notice to all other holders of Restricted Securities of its intention to file such a Registration Statement at least 10 days prior to the filing thereof, and if requested in writing by any such holder within 5 days after receipt of such notice, the Corporation will include in such Registration Statement any Restricted Securities held by such holder;

             (iii) If such Registration Statement is for a prospective underwritten offering and in the opinion of the prospective underwriters the inclusion of all of the securities requested by holders of Restricted Securities would be detrimental to the prospective offering, the Corporation may reduce the amount of securities to be included from all holders who requested to be included. In making such reduction, the Corporation shall include in the Registration Statement for each holder requesting inclusion the same proportion of his total holdings at that time of securities of the Corporation which are Restricted Securities as each other holder who requested inclusion;


             (iv) The Corporation shall be required to include in any such Registration Statement only those Restricted Securities as to which (x) in the opinion of counsel to the Corporation or to the holder thereof, registration of the securities proposed to be sold or otherwise disposed of under the Securities Act is required as a matter of law for such sale or other disposition, or (y) the holder advises the Corporation in writing that prospective underwriters believe that in order to effect the proposed disposition of the securities, registration is desirable even if not legally necessary;

             (v) The Corporation shall not be required to file any such Registration Statement within six months after the effective date of

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         any earlier Registration Statement pursuant to this Section
         7.03(a) or the comparable provisions of the Other Subscription Agreements or any other agreements relating to any of the Restricted Securities, nor shall it be required to file a total of more than three Registration Statements pursuant to this Section 7.03(a) or the comparable provisions of the Other Subscription Agreements or any other agreements relating to any of the Restricted Securities;

             (vi) Securities to be offered by the Corporation or by persons other than holders of Restricted Securities shall not be included in any such Registration Statement unless the holder or holders initially requesting such registration shall consent thereto;

             (vii) The Corporation will pay the expense of such registration, except that each holder of Restricted
         Securities whose securities are included in such registration shall pay all underwriting discounts and commissions applicable to his securities and all legal fees and expenses of his own counsel, if any; and

             (viii) If the Corporation is, at the time it receives such Qualified Request, filing or is about to file a Registration Statement for an offering of its securities and the Board of Directors of the Corporation reasonably believes that such offering would be adversely affected by the registration requested, the Corporation shall be entitled to postpone the filing of any such requested Registration Statement until 90 days after the effective date of the Registration Statement for the Corporation's offering.

         (b) In the event that at any time while Restricted Securities are outstanding, the Corporation proposes to file a Registration Statement under the Securities Act registering shares of its stock of any class on a form other than Form S-8 or Form S-18, it will give written notice to each holder of Restricted Securities at least 30 days prior to the date of filing of the proposed Registration Statement. Upon written request by any such holder within 15 days after receipt of such notice, the Corporation will include in the securities to be registered by such Registration Statement all of the securities of the Corporation that such holder desires to sell, subject to the following:

             (i) The Corporation will pay the expense of such registration, except that each holder of Restricted Securities whose securities are included in such registration shall pay all underwriting discounts and commissions applicable to his securities and all legal fees and expenses of his own counsel, if any; provided that if the expense of such registration is being borne by a person other than the Corporation, each holder of Restricted Securities whose securities are included in such registration shall pay his pro rata share of the incremental expense of his securities being included in such registration;

             (ii) The Corporation shall have received an opinion of counsel to such holder or of counsel to the Corporation stating that registration under the Securities Act of the securities proposed to be sold or otherwise disposed of by the holder is required as a matter of law; and

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             (iii) If such Registration Statement is for a
         prospective underwritten offering, the holder agrees to sell his securities, if the Corporation so requests, on the same basis as the other securities covered by such Registration Statement are being sold. The Corporation may withdraw any such Registration Statement before it becomes effective or postpone the offering of securities contemplated by such Registration Statement without any obligation to the holder of any Restricted Securities. If such Registration Statement is for a prospective underwritten offering by the Corporation for its own account and in the opinion of the prospective underwriters or the Corporation the inclusion in the Registration Statement of part or all of the securities requested by the holder or holders of Restricted Securities would be detrimental to the prospective offering, the Corporation may (x) reduce the amount of securities to be included from all holders who requested to be included (in making such reduction, the Corporation shall include in the Registration Statement for each holder requesting inclusion the same proportion of his total holdings at that time of Restricted Securities as each other holder who requested inclusion) or (y) refuse to include any securities held by any or all such holders, in which case it need not give the notice referred to in the first sentence of this Section 7.03 (b).

         (c) In connection with any Registration Statement filed pursuant to (a) or (b) of this Section 7.03, the Corporation shall file any post-effective amendment or amendments to the Registration Statement which may be required under the Securities Act during the period reasonably required to effect the distribution contemplated thereby, provided that the Corporation shall not be required to file any post-effective amendment to any Registration Statement described in (a) or (b) of this Section 7.03 more than 90 days after the effective date of the Registration Statement.

         (d) During the period for which the Corporation is required to file and keep effective a Registration Statement pursuant to this Agreement, the Corporation shall furnish each selling securityholder with the number of copies of the Registration Statement (including exhibits) and Prospectuses that he reasonably requests for the purposes contemplated by the Securities Act. The Corporation shall notify each selling securityholder selling securities covered by such Registration Statement during the period such Registration Statement is required to remain effective, or at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Registration Statement or the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Each selling securityholder agrees, upon receipt of such notice, forthwith to cease making offers and sales of such securities pursuant to such Registration Statement or deliveries of the Prospectus contained therein for any purpose and to return to the Corporation the copies of such Prospectus not theretofore delivered by such selling securityholder. Subject to Section 7.03(c) above, at the request of such selling securityholder, the Corporation shall prepare and furnish to such selling securityholder a reasonable number of copies of any supplement to or an amendment of such Prospectus that may be necessary so that, as thereafter delivered to the purchaser of such shares, such Prospectus shall not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. The Corporation shall promptly notify all selling securityholders of any stop order or similar proceeding initiated by State or Federal regulatory bodies and, subject to Section 7.03(c) above, use its best efforts to take all necessary steps expeditiously to remove such stop order or similar proceeding.

         (e) As a condition to the Corporation's obligation under (a),
(b) and (c) of this Section 7.03 to cause the Registration Statement or an amendment to be filed or shares to be included in the Registration Statement, the holder of any Restricted Securities which are to be included in such Registration Statement shall provide such information and execute such documents (including any agreement or undertaking relating to expenses, indemnification or other matters contemplated by this Agreement) as may reasonably be required by the Corporation in connection with such registration.

         (f) Any distribution of securities registered pursuant to this Agreement shall be made in an orderly manner and without undue disruption of any then existing market for securities of the Corporation.

         (g) Notwithstanding the foregoing, in connection with any Registration Statement provided for in this Agreement, the Corporation shall not be obligated to furnish any audited financial statements other than the audited financial statements customarily prepared at the end of its fiscal year or to furnish any unaudited financial information with respect to any period other than interim quarterly periods, unless the holder or holders whose securities are to be included in such Registration Statement undertake to pay the additional cost to the Corporation for such financial statements or financial information.

         (h) After the first Registration Statement under the Securities Act for any securities of the Corporation shall have become effective, the Corporation will use its best efforts to file in timely fashion all reports required to be filed by it pursuant to the Securities Exchange Act of 1934 and, upon the request of any holder of Restricted Securities, to furnish such holder such information as may be necessary to enable him to effect sales of his securities pursuant to Rule 144 of the Securities and Exchange Commission, as such rule may from time to time be amended or supplemented.

         (i) As expeditiously as possible after the effectiveness of any Registration Statement provided for in this Section 7.03, the Corporation will deliver in exchange for any stock certificate evidencing securities so registered, new stock certificates not bearing the legend set forth in Section
7.01 of this Agreement. In the event that any of such securities remain unsold when such Registration Statement ceases to be effective, the stock certificates not bearing such legend evidencing such unsold securities shall be delivered to the Corporation in exchange for stock certificates with such legend.

         7.04  Other Matters.

         (a) State Securities Laws. In connection with the offering of any securities registered pursuant to this Section 7, the Corporation shall use its best efforts to qualify or register the securities to be sold under the securities or "Blue Sky" laws of such jurisdictions as may be reasonably requested by the holder of any securities so registered; provided, however, that the Corporation shall not be obligated to qualify as a foreign corporation to do business under the laws of any such jurisdiction in which it is not then qualified or to file any general consent to service of process. The expense of such qualification or registration shall be borne by the party or parties bearing the expenses of the related registration under the Securities Act.

         (b) Earnings Statement. The Corporation will, at its first quarterly reporting date at which it can do so, make generally available to its securityholders an earnings statement covering a period of at least twelve months beginning after the effective date of each Registration Statement including any Restricted Securities.

         7.05 Indemnification. In connection with any registration of securities pursuant to this Agreement, to the extent permitted by law, the Corporation shall indemnify the offering securityholders and the offering securityholders shall indemnify the Corporation in the manner provided in this
Section 7.05:

         (a) The Corporation shall indemnify and hold harmless each offering securityholder, each officer and each director, if any, of such offering securityholder, each underwriter, if any, for the sale or distribution of such offering securityholder's securities, and each person, if any, who controls such offering securityholder or underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which such offering securityholder, officer, director, underwriter or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and, subject to Section 7.05(c) of this Agreement, the Corporation shall reimburse each offering securityholder, officer, director, underwriter and controlling person, for any legal or other expenses reasonably incurred by such offering securityholder, officer, director, underwriter or controlling person, in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be required to indemnify and hold harmless or reimburse an offering securityholder, officer, director, underwriter or controlling person, as the case may be, to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission in any document made in reliance upon and in conformity with written information furnished to the Corporation by or on behalf of such offering securityholder, officer, director, underwriter or controlling person for use in the preparation of such documents.

         (b) Each offering securityholder shall indemnify and hold harmless the Corporation, each of its directors and officers, each person, if any, who controls the Corporation within the meaning of the Securities Act, and each other offering securityholder against all losses, claims, damages or liabilities to which the Corporation or any such director or officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in any Registration Statement, Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Corporation by and on behalf of such offering securityholder for use in the preparation thereof; and subject to
Section 7.05(c), such offering securityholder shall reimburse the Corporation or any such director or officer, offering securityholder or controlling person for any legal or other expenses reasonably incurred by the Corporation or any such director or officer or offering securityholder or controlling person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of any such offering securityholder, to an amount equal to the net proceeds actually received by such offering securityholder from the sale of securities effected pursuant to such registration.

         (c) Promptly after receipt by an indemnified party under (a) or (b) above of notice of the commencement of any action, the indemnified party shall notify the indemnifying party. The failure to so notify the indemnifying party shall relieve it from any liability hereunder with respect to the action but not for any other liability which it may have to any other party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party shall be entitled to assume and control the defense of the action at its expense and if the indemnifying party gives notice to such indemnified party of its election to assume and control the defense, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense or investigation of the action.

         7.06  Standby.

         (a) Each holder of Restricted Securities agrees that, with respect to any Registration Statement under the Securities Act that the Corporation may file (other than on Form S-8), such holder will not sell any securities of the Corporation (whether or not such securities are Restricted Securities, and however acquired) other than securities, if any, of such holder included in such Registration Statement, for a period of at least 5 days before, and until 90 days after, the date such Registration Statement is declared effective, provided that notice of the proposed and actual effective dates of such Registration Statement has been given to such holder.

         (b) The Corporation agrees that any registration rights that it may grant with respect to its securities subsequent to the date of this Agreement (other than in the Other Subscription Agreements and securities issued pursuant to employee stock option plans) will provide that upon receipt of a request from a holder or holders of Restricted Securities pursuant to Section 7.03(a) of this Agreement, the Corporation shall not be obligated to file a Registration Statement under the Securities Act at the request of any holder or holders of subsequently issued securities of the Corporation until at least 90 days after the date on which the Registration Statement filed pursuant to
Section 7.03(a) of this Agreement becomes effective.


         7.07 Mergers, Etc. The Corporation agrees that, as a condition to any merger, consolidation or the sale of all or substantially all of its assets in exchange for securities of another company, it will use its best efforts to require the surviving, consolidated or purchasing corporation to enter into an agreement to register the securities of such surviving, consolidated or purchasing corporation, to be received by the holders of Restricted Securities, on substantially the same terms and provisions as are provided in this Agreement.

         7.08 Assignment. The registration rights contained in this Agreement shall be transferable by a Subscriber or transferee of a Subscriber to any person who acquired Restricted Securities from such Subscriber or transferee (including any pledgee but excluding any person who acquires such shares in a transaction with respect to which a Registration Statement under the Securities Act is effective at the time or in a sale complying with Regulation A or Rule 144 of the Securities and Exchange Commission), provided that such person agrees to be bound by the terms and provisions of this Agreement.

         7.09 Class B Stock and Class C Stock. The Corporation will obtain from each holder of outstanding shares of the Class B Stock and the Class C Stock who is not a
 party to this Agreement or the Other Subscription
Agreements a written agreement to be bound by all of the provisions of this
Section 7, whereupon each such holder shall be entitled to all of the rights and benefits of a holder of Restricted Securities under this Section 7.

         Section 8. Fees. The Corporation will pay, and save each Subscriber harmless against all liability for the payment of, (i) all costs and expenses incurred by the Corporation in connection with the preparation of this Agreement and the Memorandum, the issue and sale of the Shares pursuant to this Agreement and the Corporation's performance of and compliance with all other agreements and conditions contained herein on its part to be performed or complied with; and (ii) the Corporation's delivering to each Subscriber by mail, insured as to the value thereof, the Shares purchased by such Subscriber. The Corporation further agrees that it will pay, and will save each Subscriber harmless from, any and all liability with respect to any stamp or similar taxes (other than transfer taxes) which may be determined to be payable in connection with the execution and delivery of this Agreement or any modification, amendment or alteration of the terms and provisions of this Agreement, and that it will similarly pay and hold each Subscriber harmless from all issue taxes in respect of the issuance of the Shares.

         Section 9. Survival of Representations, Warranties and
Agreements. All representations, warranties and agreements contained in this Agreement shall survive the execution hereof and the delivery of the Shares.

         Section 10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be signed by the Corporation and one or more Subscribers and all of which shall be deemed to be one and the same agreement binding upon the Corporation and each of the Subscribers.

         Section 11. Notices. All notices hereunder shall be in writing and shall be deemed to have been duly given if delivered in person or by registered or certified mail, return receipt requested, to the Corporation at its principal place of business, or to the Subscribers at the addresses set forth opposite their respective names below or such other address as any such Subscriber shall have given to the Corporation for such purpose. Notice shall be deemed to have been effectively given when mailed by certified mail, return receipt requested, to the proper address or delivered in person.

         Section 12. Changes. The terms and provisions of this Agreement may not be modified or amended, or any of the terms or provisions hereof waived, except pursuant to the written consent of the Corporation and Subscribers for Shares for which the purchase price represents more than 50% of the aggregate purchase price of all Shares for which subscriptions under this Agreement have been obtained (subject to Section 17 hereof).

         Section 13. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

         Section 14. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York applicable to agreements made and to be performed entirely within such State.

         Section 15. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the legal representatives, successors and assigns of the parties hereto, whether so expressed or not. In addition, whether or not any express assignment shall have been made, the provisions of this Agreement shall also be binding upon, for the benefit of, and enforceable by any subsequent holder of any of the Shares other than a holder who acquired his shares in a transaction for which a Registration Statement under the Securities Act was effective at the time or in a sale complying with Regulation A or Rule 144 of the Securities and Exchange Commission.

         Section 16. Holder of Regulated Shares. The Corporation agrees that it will not be a party to any merger, consolidation, recapitalization or other transaction pursuant to which any Subscriber who holds Regulated Shares is required, as a holder of Shares to take (i) any voting securities which would cause such Subscriber to violate any law, regulation or other requirement of any governmental authority applicable to such Subscriber and its affiliates, or (ii) any securities convertible into voting securities which if such conversion took place would cause such Subscriber to violate any law, regulation, rule or other requirement of any governmental authority applicable to such Subscriber and its affiliates. "Regulated Shares" means any of the Shares which are owned by a person which is subject to any law, regulation or other requirement of any governmental authority prohibiting such person from owning voting securities or otherwise limiting the quantity of voting securities which such person may own, control or have the power to vote (including, but not limited to, the Bank Holding Company Act); provided that if such securities are transferred to a person which is not subject to any such law, regulation or other requirement of any governmental authority, such securities shall cease to be Regulated Shares. Each Subscriber who holds Regulated Shares agrees that it will cooperate with the Corporation in endeavoring to arrange any such merger, consolidation, recapitalization or other transaction in such a manner that such Subscriber would not be required to take voting securities or securities convertible into voting securities which would cause such violation, including without limitation such Subscriber's accepting non-voting securities which in the judgment of the Board of Directors of the Corporation are of equivalent value and have equivalent equity characteristics. The provisions of this Section 16 shall apply to any Subscriber's transferee who holds Regulated Shares, but only if (x) such transferee is a parent or subsidiary of the Subscriber or another subsidiary of the parent, or (y) prior to transfer the Subscriber shall have given all other holders of the Shares written notice of the proposed transfer and an opportunity during a period of not less than 30 days to purchase the Shares proposed to be transferred upon the same terms and conditions as the prospective transferee (such purchase by the holders of Shares to be in proportion to their holdings of Securities and with right of overcall).

         Section 17. Tag-Along. In the event that, before securities of the Corporation first have been sold pursuant to a Registration Statement under the Securities Act, the holders of the Class A Stock subscribed for under this Agreement (the "Participants' Shares") sell all or substantially all of the outstanding Participants' Shares in a single private transaction or series of related private transactions, the subscribers to the Class A Stock under the Other Subscription Agreements (the "Other Subscribers") shall be afforded the opportunity to sell, in the same transaction or transactions, at the same price and on the same terms, the same proportion of the total number of shares of the Class A Stock owned by the Other Subscribers as the number of shares of Participants' Shares being sold bears to the total number of then outstanding Participants' Shares. The Corporation further agrees to cause the aggregate consideration payable to the holders of the Class A Stock, Class B Stock and Class C Stock of the Corporation in any merger or other transaction in which the Corporation or the outstanding shares of capital stock of the Corporation shall be acquired to be allocated in a manner that respects the respective liquidation preferences of each such class of stock as set forth in the Corporation's charter. This Section 17 shall not be eliminated or amended without the prior written consent of (i) holders of a majority of the outstanding shares of the Shares, and (ii) holders of a majority of outstanding shares of the Class A Stock held by the Other Subscribers.

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

                                           MT INVESTORS INC.
                                           c/o AEA Investors Inc.
                                           65 East 55th Street
                                           New York, New York  10022


                                           By___________________________________
                                                 Vice President


                                           SUBSCRIBER

                                           If Individual:

                                           Print Name___________________________


                                           Signature____________________________


                                           If Corporation, Partnership or Trust:

                                           _____________________________________
                                           [print or type name of entity]

                                           By:__________________________________

                                           Name:________________________________

                                           Title:_______________________________


                                           Subscriber's Taxpayer I.D. No.:

                                           _____________________________________

                                           Subscriber's address for notices:

                                           _____________________________________

                                           _____________________________________

                                           _____________________________________



                         Nominee Registration
                         ____________________
         If shares of the Class A Stock are to be issued in the name of the Subscriber's nominee, such nominee's name and address are as follows:

Nominee's name____________________________  Address_____________________________

                                                   _____________________________

                                                   _____________________________


                                 -15-